CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

DERIVED INFORMATION   [6/24/2004]

[$430,000,000]

Loan Group 1 Senior Bonds Offered

(Approximate)

[$825,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-5

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/04 cutoff date.  Approximately 15.0% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,300
Total Outstanding Loan Balance	$836,774,612*	Min	Max
Average Loan Current Balance	$157,882	$4,751	$788,103
Weighted Average Original LTV	82.1%**
Weighted Average Coupon	7.09%	4.25%	13.69%
Arm Weighted Average Coupon	7.06%
Fixed Weighted Average Coupon	7.27%
Weighted Average Margin	6.51%	2.25%	11.44%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	99.2%
% Second Liens	0.8%
% Arms	85.4%
% Fixed	14.6%
% of Loans with Mortgage Insurance	0.5%

*

Total collateral will be approximately [$825,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.01 - 4.50	10	2,177,386	0.3	4.46	78.7	696
4.51 - 5.00	57	14,330,658	1.7	4.92	76.4	685
5.01 - 5.50	172	41,612,857	5.0	5.35	77.3	659
5.51 - 6.00	467	102,426,599	12.2	5.83	78.9	651
6.01 - 6.50	664	125,799,985	15.0	6.31	80.6	639
6.51 - 7.00	765	138,038,014	16.5	6.81	81.9	625
7.01 - 7.50	856	137,409,365	16.4	7.29	82.8	607
7.51 - 8.00	844	119,217,567	14.2	7.79	83.8	603
8.01 - 8.50	565	69,537,479	8.3	8.28	84.7	604
8.51 - 9.00	434	51,403,039	6.1	8.75	84.8	593
9.01 - 9.50	172	18,652,947	2.2	9.25	87.8	593
9.51 - 10.00	104	8,858,225	1.1	9.75	89.2	611
10.01 - 10.50	22	1,617,215	0.2	10.32	83.1	599
10.51 - 11.00	32	2,089,654	0.2	10.78	87.7	627
11.01 - 11.50	9	395,073	0.0	11.34	88.2	607
11.51 - 12.00	78	1,723,582	0.2	11.75	96.7	590
12.01 - 12.50	5	188,890	0.0	12.36	95.0	604
12.51 - 13.00	14	668,324	0.1	12.76	99.9	643
13.01 - 13.50	7	176,685	0.0	13.26	99.3	618
13.51 - 14.00	23	451,069	0.1	13.69	98.4	598
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.01 - 4.50	10	2,177,386	0.3	4.46	78.7	696
4.51 - 5.00	55	13,828,303	1.9	4.92	77.6	682
5.01 - 5.50	155	37,389,756	5.2	5.34	78.7	650
5.51 - 6.00	394	86,244,623	12.1	5.82	79.8	646
6.01 - 6.50	550	101,563,380	14.2	6.31	81.0	634
6.51 - 7.00	661	117,500,844	16.4	6.81	82.4	621
7.01 - 7.50	746	122,062,360	17.1	7.29	83.2	604
7.51 - 8.00	722	104,863,880	14.7	7.79	83.5	599
8.01 - 8.50	478	60,716,681	8.5	8.28	84.7	600
8.51 - 9.00	342	43,672,810	6.1	8.74	84.7	589
9.01 - 9.50	142	15,783,776	2.2	9.25	87.6	587
9.51 - 10.00	69	6,656,637	0.9	9.73	87.6	601
10.01 - 10.50	10	1,010,832	0.1	10.32	79.3	576
10.51 - 11.00	8	773,903	0.1	10.66	80.3	600
11.01 - 11.50	1	59,419	0.0	11.30	70.0	501
11.51 - 12.00	1	129,758	0.0	11.75	65.0	552
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	2	502,355	0.4	4.87	44.5	760
5.01 - 5.50	17	4,223,101	3.5	5.41	64.9	731
5.51 - 6.00	73	16,181,976	13.2	5.91	73.8	676
6.01 - 6.50	114	24,236,605	19.8	6.29	79.1	661
6.51 - 7.00	104	20,537,170	16.8	6.82	79.4	650
7.01 - 7.50	110	15,347,005	12.5	7.30	80.1	629
7.51 - 8.00	122	14,353,687	11.7	7.80	86.1	634
8.01 - 8.50	87	8,820,798	7.2	8.32	84.5	632
8.51 - 9.00	92	7,730,229	6.3	8.79	85.7	617
9.01 - 9.50	30	2,869,171	2.3	9.28	88.8	622
9.51 - 10.00	35	2,201,588	1.8	9.80	93.8	642
10.01 - 10.50	12	606,383	0.5	10.32	89.4	638
10.51 - 11.00	24	1,315,752	1.1	10.85	92.0	643
11.01 - 11.50	8	335,654	0.3	11.35	91.4	626
11.51 - 12.00	77	1,593,824	1.3	11.76	99.3	593
12.01 - 12.50	5	188,890	0.2	12.36	95.0	604
12.51 - 13.00	14	668,324	0.5	12.76	99.9	643
13.01 - 13.50	7	176,685	0.1	13.26	99.3	618
13.51 - 14.00	23	451,069	0.4	13.69	98.4	598
Total:	956	122,340,263	100.0	7.27	80.8	649

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unknown	3	276,480	0.0	8.42	81.0	0
501 - 525	197	31,538,142	3.8	8.02	74.4	514
526 - 550	356	51,899,229	6.2	7.73	77.2	539
551 - 575	610	88,532,689	10.6	7.65	80.6	563
576 - 600	913	121,478,034	14.5	7.39	83.2	588
601 - 625	947	149,152,179	17.8	7.06	84.2	613
626 - 650	878	151,253,924	18.1	6.78	82.9	638
651 - 675	659	112,197,330	13.4	6.81	83.6	662
676 - 700	339	61,501,671	7.3	6.71	81.8	688
701 - 725	202	33,771,316	4.0	6.60	82.3	713
726 - 750	97	16,415,850	2.0	6.58	82.9	738
751 - 775	64	12,942,856	1.5	6.15	78.0	761
776 - 800	31	4,936,364	0.6	6.43	79.4	786
801 - 825	4	878,550	0.1	5.87	68.4	805
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
0 - 25,000	113	1,709,962	0.2	11.77	98.0	601
25,001 - 50,000	150	6,016,961	0.7	8.85	78.6	621
50,001 - 75,000	633	39,698,893	4.7	8.08	82.3	614
75,001 - 100,000	833	73,131,803	8.7	7.68	83.0	616
100,001 - 125,000	781	87,679,831	10.5	7.50	83.0	618
125,001 - 150,000	628	86,361,934	10.3	7.30	83.1	615
150,001 - 175,000	496	80,118,137	9.6	7.13	81.7	616
175,001 - 200,000	393	73,579,688	8.8	6.95	81.0	616
200,001 - 225,000	274	58,246,733	7.0	6.90	82.8	619
225,001 - 250,000	204	48,476,822	5.8	6.84	80.5	620
250,001 - 275,000	136	35,638,471	4.3	6.92	82.2	621
275,001 - 300,000	142	40,808,884	4.9	6.71	80.4	620
300,001 - 325,000	104	32,530,508	3.9	6.71	82.6	629
325,001 - 350,000	86	29,021,216	3.5	6.83	82.2	622
350,001 - 375,000	63	22,849,257	2.7	6.74	82.0	638
375,001 - 400,000	72	28,016,080	3.3	6.75	83.2	630
400,001 - 425,000	40	16,496,495	2.0	6.21	81.3	680
425,001 - 450,000	40	17,568,224	2.1	6.37	84.8	643
450,001 - 475,000	31	14,289,145	1.7	6.47	84.4	651
475,001 - 500,000	36	17,692,857	2.1	6.28	80.6	651
500,001 - 525,000	6	3,056,374	0.4	6.47	75.7	651
525,001 - 550,000	4	2,150,357	0.3	5.90	79.9	632
550,001 - 575,000	10	5,666,606	0.7	6.45	81.0	619
575,001 - 600,000	9	5,321,072	0.6	6.71	79.9	640
600,001 - 625,000	4	2,467,446	0.3	7.06	78.1	611
625,001 - 650,000	7	4,518,831	0.5	6.28	76.3	650
650,001 - 675,000	1	672,763	0.1	6.99	79.9	593
675,001 - 700,000	1	694,278	0.1	7.00	80.0	628
725,001 - 750,000	1	746,884	0.1	6.99	65.2	584
750,001 >=	2	1,548,103	0.2	6.08	85.1	650
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	71	8,252,686	1.0	6.93	39.5	622
50.01 - 55.00	41	5,982,464	0.7	6.31	53.0	629
55.01 - 60.00	45	7,846,032	0.9	6.82	58.0	603
60.01 - 65.00	106	17,991,143	2.2	6.87	63.3	596
65.01 - 70.00	212	40,002,693	4.8	6.72	68.5	599
70.01 - 75.00	331	59,918,008	7.2	7.05	74.1	592
75.01 - 80.00	2,253	361,103,928	43.2	6.80	79.8	635
80.01 - 85.00	519	81,846,540	9.8	7.36	84.5	595
85.01 - 90.00	840	136,570,658	16.3	7.21	89.7	618
90.01 - 95.00	491	74,332,205	8.9	7.72	94.8	631
95.01 - 100.00	391	42,928,255	5.1	8.24	99.9	647
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Combined LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	67	7,752,919	0.9	7.00	39.5	614
50.01 - 55.00	40	5,922,545	0.7	6.29	52.9	630
55.01 - 60.00	44	7,675,224	0.9	6.80	58.0	604
60.01 - 65.00	102	17,671,741	2.1	6.83	63.3	596
65.01 - 70.00	199	37,808,529	4.5	6.70	68.5	599
70.01 - 75.00	297	56,025,227	6.7	7.05	73.9	587
75.01 - 80.00	692	119,761,575	14.3	7.06	79.4	604
80.01 - 85.00	420	69,430,183	8.3	7.25	84.4	594
85.01 - 90.00	654	110,583,373	13.2	7.18	89.0	620
90.01 - 95.00	711	107,518,003	12.8	7.58	91.6	630
95.01 - 100.00	2,072	296,192,755	35.4	6.95	83.5	646
100.01 >=	2	432,538	0.1	7.08	86.3	608
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty (Years)	Loans	Balance	Balance	%	%	FICO
0.00	886	122,012,743	14.6	7.58	82.2	621
1.00	300	54,981,609	6.6	7.27	81.5	619
1.75	98	26,540,565	3.2	6.17	80.5	651
2.00	2,685	429,676,751	51.3	7.07	82.9	615
2.50	1	246,366	0.0	7.75	92.8	644
2.75	15	4,432,350	0.5	6.04	81.6	638
3.00	1,312	198,577,195	23.7	6.92	80.8	637
5.00	3	307,034	0.0	8.89	75.8	579
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,390	510,242,661	61.0	7.01	83.2	611
Reduced	986	159,699,817	19.1	7.13	81.9	659
No Income/ No Asset	39	6,190,361	0.7	6.85	77.8	646
Stated Income / Stated Assets	885	160,641,773	19.2	7.31	79.2	623
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,798	774,021,875	92.5	7.04	82.0	620
Second Home	21	2,936,365	0.4	7.23	81.3	627
Investment	481	59,816,373	7.1	7.75	84.5	654
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	920	230,059,600	27.5	6.53	79.7	633
Florida	627	86,491,194	10.3	7.27	82.3	619
Texas	426	42,805,149	5.1	7.91	86.1	615
Illinois	262	41,616,275	5.0	7.55	84.4	627
New York	155	38,353,403	4.6	6.91	78.7	623
Michigan	238	30,308,050	3.6	7.59	83.6	611
Washington	151	26,534,873	3.2	6.78	83.1	628
Arizona	179	26,318,693	3.1	6.78	82.2	638
Nevada	135	25,646,401	3.1	6.89	81.5	628
Ohio	207	21,027,520	2.5	7.45	85.3	617
Maryland	111	19,908,625	2.4	7.27	83.1	607
Virginia	130	19,632,400	2.3	7.20	83.1	606
Oregon	121	18,564,987	2.2	6.69	82.3	630
Georgia	142	18,255,563	2.2	7.65	85.8	617
Colorado	98	17,038,241	2.0	7.08	84.1	626
Other	1,398	174,213,639	20.8	7.42	83.0	613
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	2,772	394,523,773	47.1	7.17	84.2	640
Refinance - Rate Term	389	58,255,741	7.0	6.83	80.5	622
Refinance - Cashout	2,139	383,995,099	45.9	7.04	80.3	604
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	3,603	587,285,763	70.2	7.12	82.7	615
Arm 3/27	693	118,146,944	14.1	6.80	81.2	628
Arm 5/25	48	9,001,643	1.1	6.35	78.0	636
Fixed Rate	956	122,340,263	14.6	7.27	80.8	649
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Pos	Loans	Balance	Balance	%	%	FICO
1st Lien	5,105	830,069,475	99.2	7.06	82.0	622
2nd Lien	195	6,705,138	0.8	11.05	99.0	636
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,437	684,075,674	81.8	7.09	82.2	619
Condo	258	38,667,225	4.6	7.02	81.8	634
2 Family	204	37,456,233	4.5	7.21	81.1	642
3-4 Family	90	20,947,917	2.5	7.28	80.5	661
PUD	311	55,627,564	6.6	7.02	83.1	632
Total:	5,300	836,774,612	100.0	7.09	82.1	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	15	3,429,087	0.5	5.65	80.3	698
4.01 - 4.50	55	11,531,565	1.6	5.21	80.5	677
4.51 - 5.00	143	27,682,327	3.9	5.85	78.5	657
5.01 - 5.50	703	121,113,569	17.0	6.54	80.5	626
5.51 - 6.00	488	86,653,960	12.1	6.49	80.1	627
6.01 - 6.50	578	101,703,822	14.2	6.76	80.8	620
6.51 - 7.00	1,134	207,552,531	29.1	7.21	83.2	610
7.01 - 7.50	435	59,109,730	8.3	7.69	84.9	611
7.51 - 8.00	329	43,142,438	6.0	8.09	86.2	604
8.01 - 8.50	186	22,343,841	3.1	8.49	86.6	598
8.51 - 9.00	144	16,808,547	2.4	8.82	86.3	593
9.01 - 9.50	85	8,734,579	1.2	9.08	86.5	581
9.51 - 10.00	35	3,470,696	0.5	9.46	87.7	585
10.01 - 10.50	8	746,247	0.1	9.51	89.9	573
10.51 >=	6	411,409	0.1	10.09	90.8	591
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
4 - 6	1	259,834	0.0	10.38	85.0	542
13 - 15	4	580,484	0.1	7.74	72.7	566
16 - 18	56	10,992,590	1.5	7.67	83.2	608
19 - 21	786	152,021,603	21.3	7.01	82.7	608
22 - 24	2,757	423,691,086	59.3	7.15	82.7	619
28 - 30	4	900,321	0.1	7.27	81.1	595
31 - 33	73	17,422,267	2.4	6.39	80.3	642
34 - 36	615	99,564,523	13.9	6.86	81.3	626
37 >=	48	9,001,643	1.3	6.35	78.0	636
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
9.50 <=	3	558,357	0.1	4.33	80.0	714
9.51 - 12.00	422	88,995,653	12.5	5.71	77.9	646
12.01 - 12.50	386	77,133,730	10.8	6.15	80.6	634
12.51 - 13.00	550	109,647,987	15.3	6.44	82.1	633
13.01 - 13.50	569	96,316,301	13.5	6.88	82.1	618
13.51 - 14.00	514	85,200,794	11.9	7.24	84.1	612
14.01 - 14.50	573	86,491,049	12.1	7.57	84.7	604
14.51 - 15.00	645	88,546,135	12.4	7.99	83.4	595
15.01 - 15.50	343	43,270,297	6.1	8.39	84.3	600
15.51 - 16.00	202	24,620,243	3.4	8.85	84.5	593
16.01 - 16.50	81	8,595,338	1.2	9.29	85.1	581
16.51 - 17.00	42	3,523,053	0.5	9.79	81.8	579
17.01 - 17.50	9	910,983	0.1	10.36	75.9	569
17.51 - 18.00	4	494,672	0.1	10.66	78.8	621
18.01 >=	1	129,758	0.0	11.75	65.0	552
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	12	2,559,368	0.4	4.65	77.7	691
4.51 - 5.50	216	52,485,651	7.3	5.24	78.7	660
5.51 - 6.00	395	86,494,607	12.1	5.84	79.9	646
6.01 - 6.50	551	102,178,985	14.3	6.32	81.0	633
6.51 - 7.00	676	119,981,846	16.8	6.85	82.7	622
7.01 - 7.50	777	125,880,895	17.6	7.33	83.5	606
7.51 - 8.00	731	105,283,310	14.7	7.83	83.5	599
8.01 - 8.50	467	59,353,919	8.3	8.31	84.5	599
8.51 - 9.00	324	40,086,107	5.6	8.78	83.8	583
9.01 - 9.50	121	13,330,721	1.9	9.25	86.6	574
9.51 - 10.00	55	4,891,866	0.7	9.75	85.4	585
10.01 - 10.50	11	1,070,252	0.1	10.37	78.8	572
10.51 - 11.00	7	707,068	0.1	10.67	78.9	593
11.51 - 12.00	1	129,758	0.0	11.75	65.0	552
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
First Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2	241,843	0.0	6.55	56.6	627
1.50	2	450,676	0.1	7.76	86.3	617
2.00	111	26,878,713	3.8	6.05	82.3	654
3.00	4,197	680,773,681	95.3	7.11	82.4	616
5.00	32	6,089,437	0.9	6.36	77.7	625
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,754	442,152,693	61.9	7.06	81.9	617
1.50	1,496	261,422,218	36.6	7.01	83.1	619
3.00	94	10,859,438	1.5	8.09	82.7	612
Total:	4,344	714,434,349	100.0	7.06	82.4	618

          *     Note, for second liens, CLTV is employed in this calculation.

CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-5

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 7/01/04 cutoff date.   Approximately 14.7% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,684
Total Outstanding Loan Balance	$521,167,595*	Min	Max
Average Loan Current Balance	$141,468	$5,801	$482,743
Weighted Average Original LTV	82.0%**
Weighted Average Coupon	7.10%	4.25%	13.69%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.26%
Weighted Average Margin	6.47%	2.25%	10.82%
Weighted Average FICO (Non-Zero)	622
Weighted Average Age (Months)	2
% First Liens	99.5%
% Second Liens	0.5%
% Arms	85.5%
% Fixed	14.5%
% of Loans with Mortgage Insurance	0.4%

*

Total group 1 collateral will be approximately [$515,000,000]

**

Note, for second liens, CLTV is employed in this calculation

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.01 - 4.50	8	1,509,830	0.3	4.44	78.3	668
4.51 - 5.00	41	7,876,485	1.5	4.90	77.4	677
5.01 - 5.50	124	24,756,633	4.8	5.35	76.5	661
5.51 - 6.00	342	59,737,339	11.5	5.83	78.4	650
6.01 - 6.50	496	81,804,901	15.7	6.31	80.1	635
6.51 - 7.00	550	86,163,932	16.5	6.81	82.0	627
7.01 - 7.50	587	84,356,644	16.2	7.28	83.0	606
7.51 - 8.00	591	79,160,331	15.2	7.80	83.3	601
8.01 - 8.50	347	41,633,283	8.0	8.28	85.1	608
8.51 - 9.00	281	31,624,240	6.1	8.75	85.5	597
9.01 - 9.50	124	13,561,326	2.6	9.26	87.2	595
9.51 - 10.00	60	5,047,238	1.0	9.74	86.3	599
10.01 - 10.50	15	1,054,412	0.2	10.29	81.6	612
10.51 - 11.00	13	808,319	0.2	10.73	85.0	615
11.01 - 11.50	6	209,678	0.0	11.32	79.1	584
11.51 - 12.00	63	1,085,010	0.2	11.73	99.5	590
12.01 - 12.50	3	125,013	0.0	12.31	94.9	589
12.51 - 13.00	7	180,267	0.0	12.73	99.7	623
13.01 - 13.50	4	86,634	0.0	13.26	100.0	614
13.51 - 14.00	22	386,082	0.1	13.69	99.8	590
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
ARM	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.01 - 4.50	8	1,509,830	0.3	4.44	78.3	668
4.51 - 5.00	40	7,793,301	1.7	4.90	77.7	676
5.01 - 5.50	110	21,727,705	4.9	5.34	77.9	653
5.51 - 6.00	287	50,789,140	11.4	5.83	79.8	645
6.01 - 6.50	412	67,568,558	15.2	6.31	80.7	631
6.51 - 7.00	473	73,668,173	16.5	6.80	82.8	624
7.01 - 7.50	500	72,927,802	16.4	7.28	83.4	603
7.51 - 8.00	500	68,753,751	15.4	7.80	83.0	596
8.01 - 8.50	292	36,632,314	8.2	8.28	84.9	602
8.51 - 9.00	222	26,802,295	6.0	8.74	85.2	593
9.01 - 9.50	106	11,935,337	2.7	9.25	87.0	590
9.51 - 10.00	40	3,962,644	0.9	9.74	84.8	588
10.01 - 10.50	8	715,913	0.2	10.30	76.7	587
10.51 - 11.00	4	553,766	0.1	10.65	80.3	604
11.01 - 11.50	1	59,419	0.0	11.30	70.0	501
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.

Current Rate		Total	%		WA
Fixed	No of	Scheduled	Scheduled	WAC	OLTV*	WA
(%)	Loans	Balance	Balance	%	%	FICO
4.51 - 5.00	1	83,184	0.1	4.85	53.9	771
5.01 - 5.50	14	3,028,928	4.0	5.40	65.9	724
5.51 - 6.00	55	8,948,199	11.8	5.89	70.6	679
6.01 - 6.50	84	14,236,343	18.8	6.28	77.0	655
6.51 - 7.00	77	12,495,759	16.5	6.84	77.2	647
7.01 - 7.50	87	11,428,842	15.1	7.31	80.6	626
7.51 - 8.00	91	10,406,579	13.7	7.81	85.7	630
8.01 - 8.50	55	5,000,969	6.6	8.33	86.6	652
8.51 - 9.00	59	4,821,946	6.4	8.81	87.2	620
9.01 - 9.50	18	1,625,989	2.1	9.26	89.2	635
9.51 - 10.00	20	1,084,594	1.4	9.76	91.7	637
10.01 - 10.50	7	338,499	0.4	10.27	92.0	664
10.51 - 11.00	9	254,553	0.3	10.88	95.2	641
11.01 - 11.50	5	150,258	0.2	11.33	82.7	618
11.51 - 12.00	63	1,085,010	1.4	11.73	99.5	590
12.01 - 12.50	3	125,013	0.2	12.31	94.9	589
12.51 - 13.00	7	180,267	0.2	12.73	99.7	623
13.01 - 13.50	4	86,634	0.1	13.26	100.0	614
13.51 - 14.00	22	386,082	0.5	13.69	99.8	590
Total:	681	75,767,646	100.0	7.26	80.0	647

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
Unknown	2	219,676	0.0	8.17	80.0	0
501 - 525	132	20,338,948	3.9	8.07	75.0	513
526 - 550	231	33,198,036	6.4	7.71	78.1	539
551 - 575	405	55,539,859	10.7	7.55	80.5	563
576 - 600	625	74,765,357	14.3	7.34	83.3	588
601 - 625	664	93,867,604	18.0	7.11	83.9	613
626 - 650	627	92,398,585	17.7	6.80	82.4	638
651 - 675	493	74,123,865	14.2	6.91	83.6	662
676 - 700	238	36,297,086	7.0	6.75	81.4	687
701 - 725	136	20,641,575	4.0	6.52	82.2	713
726 - 750	67	10,004,974	1.9	6.48	82.1	737
751 - 775	39	6,006,926	1.2	6.32	78.3	762
776 - 800	21	2,886,554	0.6	6.09	78.2	785
801 - 825	4	878,550	0.2	5.87	68.4	805
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance ($)	Loans	Balance	Balance	%	%	FICO
0 - 25,000	101	1,491,096	0.3	11.83	99.5	601
25,001 - 50,000	105	4,263,288	0.8	8.75	81.1	628
50,001 - 75,000	443	27,598,471	5.3	7.90	82.1	618
75,001 - 100,000	588	51,698,942	9.9	7.51	82.4	617
100,001 - 125,000	544	61,198,043	11.7	7.41	82.6	619
125,001 - 150,000	475	65,290,453	12.5	7.22	82.8	618
150,001 - 175,000	382	61,601,433	11.8	7.05	81.7	621
175,001 - 200,000	302	56,565,632	10.9	6.84	81.3	619
200,001 - 225,000	225	47,785,244	9.2	6.82	82.6	619
225,001 - 250,000	168	39,878,011	7.7	6.81	80.9	624
250,001 - 275,000	104	27,249,134	5.2	6.78	82.1	624
275,001 - 300,000	110	31,578,384	6.1	6.58	80.1	625
300,001 - 325,000	88	27,508,007	5.3	6.63	82.3	632
325,001 - 350,000	26	8,591,698	1.6	6.84	81.2	619
350,001 - 375,000	9	3,263,651	0.6	7.24	79.8	650
375,001 - 400,000	9	3,484,109	0.7	7.50	84.2	667
400,001 - 425,000	4	1,639,255	0.3	6.00	79.9	770
475,001 - 500,000	1	482,743	0.1	6.75	80.0	654
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	41	5,116,713	1.0	6.73	40.0	635
50.01 - 55.00	28	3,886,201	0.7	6.24	52.6	627
55.01 - 60.00	30	5,280,702	1.0	6.68	58.3	614
60.01 - 65.00	65	9,773,240	1.9	6.73	63.4	592
65.01 - 70.00	139	22,435,219	4.3	6.76	68.7	597
70.01 - 75.00	199	32,205,455	6.2	7.02	74.3	591
75.01 - 80.00	1,732	248,339,016	47.7	6.84	79.8	632
80.01 - 85.00	337	49,012,319	9.4	7.48	84.6	590
85.01 - 90.00	512	73,316,562	14.1	7.29	89.7	617
90.01 - 95.00	341	47,663,737	9.1	7.72	94.8	632
95.01 - 100.00	260	24,138,431	4.6	8.13	99.9	645
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Combined LTV (%) *	Loans	Balance	Balance	%	%	FICO
<= 50.00	41	5,116,713	1.0	6.73	40.0	635
50.01 - 55.00	28	3,886,201	0.7	6.24	52.6	627
55.01 - 60.00	29	5,109,893	1.0	6.66	58.3	616
60.01 - 65.00	65	9,773,240	1.9	6.73	63.4	592
65.01 - 70.00	129	21,137,000	4.1	6.75	68.5	596
70.01 - 75.00	178	30,590,679	5.9	6.99	74.2	589
75.01 - 80.00	487	74,394,413	14.3	7.10	79.5	600
80.01 - 85.00	273	41,465,242	8.0	7.35	84.4	589
85.01 - 90.00	445	64,902,561	12.5	7.26	89.1	618
90.01 - 95.00	502	69,713,005	13.4	7.63	91.6	628
95.01 - 100.00	1,505	194,646,109	37.3	6.92	82.6	645
100.01 >=	2	432,538	0.1	7.08	86.3	608
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty (Years)	Loans	Balance	Balance	%	%	FICO
0.00	623	76,009,591	14.6	7.63	82.4	619
1.00	227	35,579,748	6.8	7.36	83.2	621
1.75	70	15,005,044	2.9	6.42	79.3	654
2.00	1,843	271,339,801	52.1	7.03	82.5	614
2.75	7	1,534,033	0.3	6.00	79.6	652
3.00	914	121,699,377	23.4	6.95	80.6	636
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	2,340	312,923,021	60.0	7.05	82.9	609
Reduced	743	110,844,662	21.3	7.12	81.6	655
No Income/ No Asset	7	1,174,796	0.2	6.71	84.6	690
Stated Income / Stated Assets	594	96,225,116	18.5	7.27	79.5	624
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	3,362	482,549,578	92.6	7.05	81.7	618
Second Home	12	1,468,718	0.3	7.01	81.4	634
Investment	310	37,149,299	7.1	7.80	85.7	660
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	589	122,536,847	23.5	6.56	78.3	629
Florida	454	60,418,839	11.6	7.21	82.6	617
Illinois	224	33,327,072	6.4	7.58	84.6	623
Texas	301	27,471,147	5.3	7.92	84.9	623
Michigan	193	22,086,746	4.2	7.66	84.1	609
New York	96	20,799,542	4.0	6.89	78.0	621
Ohio	181	18,635,975	3.6	7.36	85.0	620
Arizona	138	18,034,673	3.5	6.76	82.4	638
Washington	110	17,554,319	3.4	6.90	83.3	621
Nevada	92	15,672,441	3.0	6.89	82.1	630
Maryland	88	14,794,959	2.8	7.28	83.3	610
Oregon	87	12,530,249	2.4	6.62	83.8	631
Minnesota	80	11,316,105	2.2	7.19	84.0	624
Massachusetts	51	11,016,960	2.1	6.76	77.4	615
Colorado	68	10,763,142	2.1	6.80	83.3	627
Other	932	104,208,578	20.0	7.40	83.7	613
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,940	249,934,065	48.0	7.16	83.6	639
Refinance - Rate Term	293	40,037,120	7.7	6.89	81.2	621
Refinance - Cashout	1,451	231,196,410	44.4	7.08	80.4	603
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	2,517	372,644,234	71.5	7.13	82.6	616
Arm 3/27	450	66,490,000	12.8	6.86	81.5	625
Arm 5/25	36	6,265,715	1.2	6.35	78.0	631
Fixed Rate	681	75,767,646	14.5	7.26	80.0	647
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Lien Pos	Loans	Balance	Balance	%	%	FICO
1st Lien	3,551	518,489,523	99.5	7.08	81.9	622
2nd Lien	133	2,678,072	0.5	11.63	98.5	611
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	3,030	414,806,390	79.6	7.11	81.9	617
Condo	196	26,995,524	5.2	7.04	82.3	637
2 Family	156	27,518,631	5.3	7.12	81.9	642
3-4 Family	70	16,585,392	3.2	7.19	80.9	658
PUD	232	35,261,658	6.8	7.04	83.3	633
Total:	3,684	521,167,595	100.0	7.10	82.0	622

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
0.01 - 4.00	8	1,489,778	0.3	5.77	84.4	689
4.01 - 4.50	43	7,870,958	1.8	5.18	80.4	675
4.51 - 5.00	77	12,882,541	2.9	5.64	79.2	663
5.01 - 5.50	562	87,864,879	19.7	6.60	80.8	626
5.51 - 6.00	359	55,593,236	12.5	6.50	80.2	628
6.01 - 6.50	402	62,535,616	14.0	6.83	80.8	615
6.51 - 7.00	784	124,272,738	27.9	7.24	83.3	608
7.01 - 7.50	281	36,515,619	8.2	7.70	84.5	612
7.51 - 8.00	221	27,006,374	6.1	8.12	85.7	605
8.01 - 8.50	121	14,025,197	3.1	8.57	86.0	599
8.51 - 9.00	82	9,438,289	2.1	9.00	86.9	594
9.01 - 9.50	44	4,271,328	1.0	9.42	85.5	579
9.51 - 10.00	15	1,375,506	0.3	9.88	81.5	568
10.01 - 10.50	2	122,913	0.0	9.68	80.0	547
10.51 >=	2	134,975	0.0	10.19	96.0	591
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
13 - 15	3	431,542	0.1	7.88	78.6	564
16 - 18	38	6,891,064	1.5	7.53	84.0	605
19 - 21	543	91,170,979	20.5	7.09	83.0	605
22 - 24	1,933	274,150,649	61.6	7.13	82.4	619
28 - 30	2	527,781	0.1	6.96	80.0	612
31 - 33	45	7,979,901	1.8	6.65	80.0	636
34 - 36	403	57,982,318	13.0	6.89	81.8	624
37 >=	36	6,265,715	1.4	6.35	78.0	631
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Max Rate (%)	Loans	Balance	Balance	%	%	FICO
9.50 <=	2	390,800	0.1	4.25	80.0	710
9.51 - 12.00	280	49,506,362	11.1	5.68	78.3	644
12.01 - 12.50	282	48,046,662	10.8	6.10	79.9	632
12.51 - 13.00	394	65,908,782	14.8	6.42	82.2	635
13.01 - 13.50	421	64,808,627	14.6	6.86	82.3	619
13.51 - 14.00	349	53,013,965	11.9	7.21	83.8	614
14.01 - 14.50	348	48,517,916	10.9	7.56	85.1	605
14.51 - 15.00	454	60,303,393	13.5	7.96	83.0	595
15.01 - 15.50	235	28,729,388	6.5	8.37	83.9	598
15.51 - 16.00	132	15,333,975	3.4	8.84	85.1	596
16.01 - 16.50	66	7,136,500	1.6	9.29	85.0	582
16.51 - 17.00	30	2,641,536	0.6	9.79	81.0	576
17.01 - 17.50	7	616,064	0.1	10.37	71.3	578
17.51 - 18.00	3	445,979	0.1	10.66	80.3	629
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Min Rate (%)	Loans	Balance	Balance	%	%	FICO
<= 4.50	9	1,692,230	0.4	4.58	78.5	662
4.51 - 5.50	153	30,164,585	6.8	5.24	78.2	661
5.51 - 6.00	289	50,761,844	11.4	5.83	79.8	646
6.01 - 6.50	412	67,551,670	15.2	6.32	80.6	631
6.51 - 7.00	487	75,895,841	17.0	6.85	83.2	624
7.01 - 7.50	525	76,112,125	17.1	7.33	83.9	605
7.51 - 8.00	507	68,957,747	15.5	7.83	83.0	597
8.01 - 8.50	283	35,352,584	7.9	8.32	84.6	599
8.51 - 9.00	203	24,657,054	5.5	8.76	84.2	586
9.01 - 9.50	87	9,772,377	2.2	9.26	85.5	574
9.51 - 10.00	35	3,152,793	0.7	9.77	82.9	579
10.01 - 10.50	9	775,333	0.2	10.38	76.2	581
10.51 - 11.00	4	553,766	0.1	10.65	80.3	604
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
First Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1	142,045	0.0	5.53	72.9	621
2.00	86	16,456,427	3.7	6.09	81.2	654
3.00	2,887	423,729,483	95.1	7.12	82.5	616
5.00	29	5,071,993	1.1	6.39	77.2	617
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Periodic Rate Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	2,015	290,394,585	65.2	7.11	82.2	616
1.50	969	153,057,637	34.4	7.01	82.6	619
3.00	19	1,947,726	0.4	7.57	86.8	629
Total:	3,003	445,399,948	100.0	7.08	82.4	617

          *     Note, for second liens, CLTV is employed in this calculation.